Exhibit 10.3

                              Termination Agreement
                                     to the
                 Fifth Amended Tax Sharing and Payment Agreement
                                     and the
           New York Addendum to the Tax Sharing and Payment Agreement


         WHEREAS, effective April 1, 2004, X. L. America, Inc., a Delaware corporation ("XLA"), entered into a Fifth Amended Tax Sharing and Payment Agreement (the "Agreement") with the following subsidiaries: XL Reinsurance America Inc., a New York domiciled insurer, XL Specialty Insurance Company, a Delaware domiciled insurer, XL Insurance Company of New York, Inc., a New York domiciled insurer, Indian Harbor Insurance Company, a North Dakota domiciled insurer, Greenwich Insurance Company, a Delaware domiciled insurer, XL Insurance America, Inc., a Delaware domiciled insurer, XL Select Insurance Company, an Oklahoma domiciled insurer, XL Capital Assurance Inc., a New York domiciled insurer, NAC Re Corporation, a Delaware corporation, Global Credit Analytics, Inc., a Delaware corporation, ECS, Inc., a Pennsylvania corporation, ECS Child Care Center, Inc., a Pennsylvania corporation, XL Global Services, Inc., a Delaware corporation, Intercargo Corporation, a Delaware corporation, NAC Re Financial Services, Inc., a Delaware corporation, XL Global, Inc., a Delaware corporation, XL Insurance, Inc., a Delaware corporation, XL Weather & Energy Inc., a Delaware corporation, Warranty Support Services LLC, a Delaware limited liability company, XL Life and Annuity Holding Company, a Delaware corporation, XL Life Insurance and Annuity Company, an Illinois domiciled insurer, XL Financial Administrative Services, Inc., a Delaware corporation, XL Capital Investment Partners, Inc., a Delaware corporation, XLCDS LLC, a New York corporation, XLCA ADMIN LLC, a New York corporation, XL Lloyds Insurance Company, a Texas domiciled insurer, XL Management Services, LLC, a Texas corporation, XL Financial Solutions, LLC, a Delaware limited liability company, and XL Investment Management (USA) LLC, a Delaware limited liability company (collectively, the "Affiliated Group"); and


         WHEREAS, XL Capital Assurance Inc., XL Financial Administrative Services, Inc., XLCDS LLC and XLCA Admin LLC (the "Terminated Parties") desire to terminate their memberships in the Agreement effective upon the date of the sale of these companies out of the Affiliated group in which XLA is the parent corporation in preparation of the initial public offering of the shares of Security Capital Assurance Ltd. ("SCA"), the ultimate parent company of the Terminated Parties; and

         WHEREAS, effective upon the date of the sale of these companies out of the Affiliated Group in which XLA is the parent corporation in preparation of the initial public offering of the shares of SCA, the Terminated Parties will no longer be subsidiaries of X.L. America, Inc., and the membership of the Terminated Parties in the Affiliated Group shall cease, in accordance with
Article VIII and Article XI of the Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Each of the parties acknowledge and confirm that the membership of the Terminated Parties in the Agreement will terminate effective upon the date of the sale of these companies out of the Affiliated Group in which XLA is the parent corporation in preparation of the initial public offering of the shares of SCA.

         2. Each of the parties further acknowledge and confirm that in accordance with Article VIII of the Agreement, the membership of the Terminated Parties in the Affiliated Group shall cease effective upon the date of the sale of these companies out of the Affiliated Group in which XLA is the parent corporation in preparation of the initial public offering of the shares of SCA, in accordance with Article VIII of the Agreement.

         3. Each of the parties further acknowledge and confirm that the obligations of the Terminated Parties under the terms of the Agreement are released and discharged and the Terminated Parties shall not have any further obligations thereunder, subject to the Terminated Parties being obligated to furnish to XLA. all necessary and appropriate payments and/or documentation consistent with the terms and conditions of the Agreement.

         4. This Agreement may be executed in two or more counterparts each of which shall constitute an original, but all of which when taken together shall constitute one agreement. Any Party may deliver a signed counterpart signature page of this Agreement by fax and such faxed signature pages shall be deemed to be an original for all purposes.

         5. The terms and conditions of this Agreement and the rights of the parties hereunder shall be governed by and construed in all respects in accordance with the laws of the State of New York, without regard to conflicts of law that would require the application of the laws of any other jurisdiction.

         IN  WITNESS  WHEREOF,   this  Agreement  is  hereby  executed  by  duly
authorized officers of the parties hereto as of the date first above written.



                                       X. L. AMERICA, INC.


                                       By:   ___________________________
                                       Title:___________________________

                                       XL REINSURANCE AMERICA INC.

                                       By:________________________________
                                       Title:________________________________


                                       XL SPECIALTY INSURANCE COMPANY

                                        By:________________________________
                                       Title:________________________________


                                       XL INSURANCE COMPANY OF NEW YORK, INC.

                                       By:________________________________
                                       Title:________________________________


                                       INDIAN HARBOR INSURANCE
                                       COMPANY

                                       By:________________________________
                                       Title:________________________________


                                       GREENWICH INSURANCE COMPANY

                                       By:________________________________
                                       Title:________________________________

                                       XL CAPITAL ASSURANCE INC.

                                       By:________________________________
                                       Title:________________________________


                                       NAC RE CORPORATION

                                       By:_________________________________
                                       Title: ________________________________


                                       GLOBAL CREDIT ANALYTICS, INC.

                                       By:________________________________
                                       Title:________________________________


                                       ECS, INC.

                                       By:________________________________
                                       Title:________________________________


                                       ECS CHILD CARE CENTER, INC.

                                       By:________________________________
                                       Title:________________________________


                                       X.L. GLOBAL SERVICES, INC.

                                       By:________________________________
                                       Title:________________________________

                                       INTERCARGO CORPORATION

                                       By:________________________________
                                       Title:________________________________


                                       NAC RE FINANCIAL SERVICES, INC.

                                       By:________________________________
                                       Title:________________________________

                                       XL INSURANCE, INC.

                                       By:________________________________
                                       Title:________________________________


                                       XL GLOBAL, INC.

                                       By:________________________________
                                       Title:________________________________


                                       XL WEATHER AND ENERGY INC.

                                       By:________________________________
                                       Title:________________________________


                                       WARRANTY SUPPORT SERVICES LLC

                                       By:________________________________
                                       Title:________________________________


                                       XL INSURANCE AMERICA, INC.

                                       By:________________________________
                                       Title:________________________________

                                       XL SELECT INSURANCE COMPANY
                                       By:________________________________
                                       Title:________________________________


                                       XL LIFE AND ANNUITY HOLDING
                                       COMPANY

                                       By:________________________________
                                       Title:________________________________


                                       XL LIFE INSURANCE AND ANNUITY
                                       COMPANY

                                       By:________________________________
                                       Title:________________________________

                                       XL FINANCIAL ADMINISTRATIVE
                                       SERVICES, INC.

                                       By:________________________________
                                       Title:________________________________


                                       XL CAPITAL INVESTMENT PARTNERS,
                                       INC.

                                       By:________________________________
                                       Title:________________________________





                                       XLCDS LLC

                                       By:________________________________
                                       Title:______________________________


                                       XLCA ADMIN LLC

                                       By:________________________________
                                       Title:________________________________


                                       XL LLOYDS INSURANCE COMPANY

                                       By:________________________________
                                       Title:________________________________


                                       XL MANAGEMENT SERVICES, LLC

                                       By:________________________________
                                       Title:________________________________


                                       XL FINANCIAL SOLUTIONS, LLC

                                       By:________________________________
                                       Title:________________________________

                                       XL INVESTMENT MANAGEMENT (USA)
                                       LLC

                                       By:________________________________
                                       Title:________________________________

                                       7